LIBERTY VARIABLE INVESTMENT TRUST
          Colonial International Fund for Growth, Variable Series
            Colonial U.S. Growth & Income Fund, Variable Series
               Colonial Global Equity Fund, Variable Series
              Colonial Strategic Income Fund, Variable Series
              Colonial Small Cap Value Fund, Variable Series Colonial High Yield Securities Fund, Variable Series
           Colonial International Horizons Fund, Variable Series
         Crabbe Huson Real Estate Investment Fund, Variable Series
                Liberty Select Value Fund, Variable Series
                    Liberty Value Fund, Variable Series
               Liberty All-Star Equity Fund, Variable Series
                Liberty S&P 500 Index Fund, Variable Series
         Liberty Newport Japan Opportunities Fund, Variable Series
                    Newport Tiger Fund, Variable Series
              Rydex Financial Services Fund, Variable Series
                  Rydex Health Care Fund, Variable Series
             Stein Roe Global Utilities Fund, Variable Series


      Supplement to Prospectuses and Statement of Additional Information

On June 4, 2001, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of Liberty Advisory Services Corp. (LASC), each Fund's investment advisor, announced that Fleet National Bank has agreed to acquire Liberty Financial's asset management business, including LASC. Fleet National Bank is an indirect wholly-owned subsidiary of FleetBoston Financial
Corporation, a U.S. financial holding company. The closing of the proposed transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including approval by the shareholders of Liberty Financial. In addition, under the rules for mutual funds, the proposed transaction may result in a change of control of LASC and, therefore, an assignment of its investment advisory and sub-advisory contracts with the Funds. The assignment of these contracts generally requires shareholder approval under the Investment Company Act of 1940. Consequently, it is anticipated that LASC will seek approval of new contracts from the Trust's Board of Trustees and from shareholders of the Funds prior to the consummation of the proposed transaction. The new contracts will be identical to the current contracts in all respects except for their effective and termination dates. The new contracts will have no effect on the contractual advisory or sub-advisory fee rates payable by the Funds.

On May 3, 2001, Liberty Financial announced that Sun Life Financial has agreed to acquire Liberty Financial's annuity and bank marketing businesses, including Keyport Life Insurance Company, the parent of LASC. The closing of the transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including receipt of approvals by various state insurance regulators in the United States, certain other regulatory authorities in the United States and Canada and approval of the shareholders of Liberty Financial. Prior to the closing, Liberty Financial will transfer ownership of LASC to one of its asset management subsidiaries which will be included in the proposed sale of Liberty Financial's asset management business described above.


G-36/331G-0601                                                      June 5, 2001